Exhibit 99.5
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

    --------------------------------------
        Excludes SFAS 133 Effect,
             & Unusual Items
     --------------------------------------

                               Ford Motor Company
                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                 ----------------------------------------------
                             2001 Compared With 2000


     --------------------------
      GEOGRAPHIC DATA                            4th Quarter                                        Full Year
     --------------------------     -----------------------------------------    ----------------------------------------------
                                                                   01 B/(W)                                        01 B/(W)
                                        2001           2000        Than 00           2001            2000           Than 00
                                    ------------- ------------- -------------    --------------- -------------- ---------------
     PBT (Mils.)
     -----------
     U.S.                              ($713)          $831       ($1,544)          ($2,972)        $6,890         ($9,862)
     Canada/Mexico                      (634)           272          (906)             (260)           667            (927)
                                    ------------- ------------- -------------    --------------- -------------- --------------
       North America                 ($1,347)        $1,103       ($2,450)          ($3,232)        $7,557        ($10,789)

     Europe                              104             31            73               424            (97)            521
     South America                       (74)           (49)          (25)             (350)          (373)             23
     Rest of World                       139             15           124               262            115             147
                                    ------------- ------------- -------------    --------------- -------------- --------------
         Worldwide                   ($1,178)        $1,100       ($2,278)          ($2,896)        $7,202        ($10,098)
                                    ============= ============= =============    =============== ============== ===============

     Net Income (Mils.)
     ------------------
     U.S.                              ($524)          $564       ($1,088)          ($1,986)        $4,602         ($6,588)
     Canada/Mexico                      (392)           176          (568)             (168)           430            (598)
                                    ------------- ------------- -------------    --------------- -------------- ---------------
       North America                   ($916)          $740       ($1,656)          ($2,154)        $5,032         ($7,186)

     Europe                               61             33            28               266            (35)            301
     South America                       (46)           (31)          (15)             (225)          (240)             15
     Rest of World                        98             20            78               156            125              31
                                    ------------- ------------- -------------    --------------- --------------- ---------------
         Worldwide                     ($803)          $762       ($1,565)          ($1,957)        $4,882         ($6,839)
                                    ============= ============= =============    =============== =============== ===============

     Sales (Mils.)
     -------------
     U.S.                            $21,050        $23,302       ($2,252)          $83,971        $96,030        ($12,059)
     Canada/Mexico                     2,212          2,290           (78)            6,981          7,835            (854)
                                    ------------- ------------- --------------   --------------- --------------- --------------
       North America                 $23,262        $25,592       ($2,330)          $90,952       $103,865        ($12,913)

     Europe                            8,456          7,332         1,124            31,925         28,674           3,251
     South America                       466            642          (176)            2,229          2,536            (307)
     Rest of World                     1,588          1,541            47             6,422          6,155             267
                                     ------------ ------------- --------------   --------------- --------------- ----------------
         Worldwide                   $33,772        $35,107       ($1,335)         $131,528       $141,230         ($9,702)
                                     ============ ============= ==============   =============== =============== ================


     --------------------------
      COST OF SALES                              4th Quarter                                        Full Year
     --------------------------      -----------------------------------------   ------------------------------------------------
                                                                   01 B/(W)                                            01 B/(W)
                                        2001           2000        Than 00             2001           2000           Than 00
                                     ------------ ------------- --------------   --------------- --------------- ----------------
                                       (Mils)         (Mils)         (Mils)           (Mils)           (Mils)          (Mils)

     Total Costs and Expenses        $34,761        $33,979         $(782)         $133,548       $134,063            $515
        Less:  Depreciation              623            495          (128)            2,612          2,641              29
               Amortization              583            675            92             2,415          2,451              36
               Selling and Admin.      2,714          2,775            61             9,739          9,701             (38)
               Postretirement Exp.*      252            354           102             1,338          1,516             178
                                     ------------ ------------- --------------    --------------- --------------- ----------------

        Net Cost of Sales            $30,589        $29,680         ($909)         $117,444       $117,754            $310
                                     ============ ============= ==============    =============== =============== ================

        Memo: Gross Margin               9.4%          15.5%           -6.0pts           10.7%          16.6%           -5.9pts
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     - - - - -
     * Now includes Benefit Expenses from Total Pension, Retiree Health Care, and Retiree Life Insurance